United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

Newcourt Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40929	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Broadway, Suite 705

Oakland, CA 94612

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (510) 214-3750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	NCACU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share, included as part of the units	NCAC	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the units	NCACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 21, 2022, Newcourt Acquisition Corp (the “Company”) filed a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with an extraordinary general meeting of the Company’s shareholders to be held on January 6, 2023 (the “EGM”) to consider and vote on, among other proposals, the extension (the “Extension”) of the time period the Company has to complete an initial business combination (the “Business Combination”) and the amendment (the “Trust Agreement Amendment”) of the Company’s investment management trust agreement, dated as of October 19, 2021 (the “Trust Agreement”) to allow the Extension.

Press Release

On December 30, 2022, the Company issued a press release announcing that the Company has determined to modify the terms of the proposed Trust Agreement Amendment to provide that no change be made to Section 1(c) of the Trust Agreement, instead of amending and restating Section 1(c) to provide that the funds be held entirely in cash as described in the Definitive Proxy Statement. As described in the Definitive Proxy Statement, in order to reduce the risk that the Company be considered an investment company under the Investment Company Act of 1940, the Company will liquidate the securities held in the trust account prior to the end of the 24-month period after the effective date of the registration statement for the Company’s initial public offering, or October 19, 2023, and instead hold all funds in the trust account in cash. If the Extension and Trust Agreement Amendment are approved, the Company may have until July 22, 2023 (which is 21 months from the closing of the Company’s initial public offering) to consummate an initial business combination. Accordingly, the Company has determined there is no need to amend Section 1(c) of the Trust Agreement at this time.

Accordingly, the Company has determined to amend and supplement the Definitive Proxy Statement as described in this Current Report on Form 8-K (the “Proxy Supplement”).

A copy of the press release issued by the Company is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Amendment and Supplement to the Definitive Proxy Statement

On December 21, 2022, the Company filed the Definitive Proxy Statement to consider and vote on, among other proposals, the Extension and the Trust Agreement Amendment.

The Company has determined to modify the terms of the proposed Trust Agreement Amendment to provide that no change be made to Section 1(c) of the Trust Agreement, instead of amending and restating Section 1(c) to provide that the funds be held entirely in cash as described in the Definitive Proxy Statement. Accordingly, the Company has determined to amend and supplement the Definitive Proxy Statement as described herein (the “Proxy Supplement”).

 AMENDMENT AND SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The Company is providing additional information to its shareholders, as described in this amendment and supplement to the Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on December 21, 2022, in connection with the extraordinary general meeting of the Company’s shareholders to be held on January 6, 2023. These disclosures should be read in connection with the definitive proxy statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement and all page references are to pages in the Definitive Proxy Statement. The Company makes the following amended and supplemental disclosures:

Certain disclosures on page 27 of the Definitive Proxy Statement under Proposal Two – The Trust Agreement Amendment Proposal are hereby amended and restated to read as follows:

The Trust Agreement Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete an initial business combination.

~~The proposed Trust Agreement Amendment would also amend Section 1(c) of the Trust Agreement to amend the requirement that the assets held in Trust must be invested in government securities to allow the Company to hold the assets solely in cash from and after the effectiveness of the Extension Amendment and the Trust Agreement Amendment.~~

Reasons for the Trust Agreement Amendment

The purpose of the Trust Agreement Amendment is to give the Company the right to extend the Combination Period for an initial three (3) months from January 22, 2023 to April 22, 2023 and up to three (3) times for an additional one (1) month each time from April 22, 2023 to July 22, 2023 by depositing into the Trust Account, (i) as soon as practicable after the effective date of the Trust Agreement Amendment, for the initial three-month extension, the lesser of (a) $247,500 and (b) $0.165 for each Class A ordinary share outstanding after giving effect to the Redemption, and (ii) for each additional one-month extension, the lesser of (a) $82,500 and (b) $0.055 for each Class A ordinary share outstanding after giving effect to the Redemption, provided that the First Extension Payment, or One-Month Extension Payment, as the case may be, is deposited into the Trust Account on or prior to the date of the same applicable deadline.

Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. The Company will not proceed with the Extension or the Redemption if the Company will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

~~The amendment of Section 1(c) of the Trust Agreement ensures that the Company is not considered an investment company under the Investment Company Act upon consummation of the Extension.~~

Certain disclosures on page B-1 of Annex B of the Definitive Proxy Statement are hereby amended and restated to read as follows:

~~WHEREAS, Section 1(c) of the Trust Agreement sets forth the manner in which the funds held in trust by the Trustee may be held;~~

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an extraordinary general meeting of the Company held on January 6, 2022 (the “EGM”), the Company’s shareholders approved (A) a proposal to extend the date by which the Company must consummate an initial business combination for an initial three (3) months from January 22, 2023 to April 22, 2023 and up to three (3) times for an additional one (1) month each time from April 22, 2023 to July 22, 2023 (which extension and later date we refer to as the “Extension” and the “Extended Date,” respectively) by amending the Company’s amended and restated memorandum and articles of association; and (B) a proposal to amend the Trust Agreement to allow the Company to extend the Combination Period for an initial three (3) months from January 22, 2023 to April 22, 2023 and up to three (3) times for an additional one (1) month each time from April 22, 2023 to July 22, 2023 by depositing into the trust account, (i) as soon as practicable after the effective date of the amendment of the Trust Agreement, for the initial three-month extension, the lesser of (a) $247,500 and (b) $0.165 for each Class A ordinary share outstanding (the “First Extension Payment”) after taking into account any redemptions in connection with the solicitation of such shareholder approval at the EGM, and (ii) for each additional one-month extension, the lesser of (a) $82,500 and (b) $0.055 for each Class A ordinary share outstanding (each a “One-Month Extension Payment”) after taking into account any redemptions in connection with the solicitation of such shareholder approval at the EGM; and

NOW THEREFORE, IT IS AGREED:

~~1.~~	~~Section 1(c) of the Trust Agreement is hereby amended and restated in its entirety as follows:~~

~~“(c) The Trustee will hold the Property in Trust entirely in cash;”~~

~~2.~~
1.	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Extension and the Trust Agreement Amendment. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Definitive Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information

The Company has filed with the SEC a Definitive Proxy Statement in connection with the extraordinary general meeting of the shareholders (the “EGM”) to consider and vote upon the Extension and the Trust Agreement Amendment and, beginning on December 23, 2022, mailed the Definitive Proxy Statement and other relevant documents to its shareholders as of the December 5, 2022 record date for the EGM. The Company’s shareholders and other interested persons are advised to read the Definitive Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the EGM because these documents will contain important information about the Company, the Extension, the Trust Agreement Amendment and related matters. Shareholders may also obtain a free copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Advantage Proxy, at 206-870-8565 (call collect), 877-870-8565 (call toll-free).

Forward-Looking Statements

The information included herein may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s Definitive Proxy Statement and the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated December 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWCOURT ACQUISITION CORP

	By:	/s/ Marc Balkin
		Name:	Marc Balkin
		Title:	Chief Executive Officer

Dated: December 30, 2022